Exhibit 10.2

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

COMMON STOCK PURCHASE WARRANT

IMMUNE PHARMACEUTICALS inc.

Warrant Shares: 500,000	Issuance Date: July 28, 2016

VOID AFTER 5:00 p.m. NY Standard Time on the Termination Date (as defined below)

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _________ (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after July 28, 2016 (the “Initial Exercise Date”) and on or prior to 5:00 p.m. NY Standard Time on July 28, 2021, the five-year anniversary of the Issuance Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Immune Pharmaceuticals Inc., a Delaware corporation (the “Company”), up to _______ shares (the “Warrant Shares”) of Common Stock, par value $0.0001 per share of the Company. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 1 hereunder.

1.	EXERCISE PRICE

The exercise price per Warrant Share (the “Exercise Price”) shall be equal to $1.00 per share.

2.	EXERCISE OF WARRANT

2.1 Exercise. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed Notice of Exercise in the form attached hereto as Schedule A and within three (3) trading days of the date said Notice of Exercise is received by the Company, the Company shall have received from the Holder payment of the aggregate Exercise Price for the Warrant Shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) trading days of the date the final Notice of Exercise is received by the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. In the event of any dispute or discrepancy, the records of the Company shall be controlling. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within three (3) business days of receipt of such notice. The Holder, by acceptance of this Warrant, acknowledges and agrees that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

2.2 Adjustment. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time in the event of re-organization of the share capital, stock-split, issuance of bonus shares, etc.

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2.3 No Transferability. This Warrant and the Holder’s rights thereunder are not transferable and/or assignable in any way. Exercise of this Warrant may be made only by the Holder.

2.4 No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

2.5 Registration of Warrant Shares. The Company undertakes to register the Warrant Shares on the sooner of (i) sixty (60) days after the Issuance Date, or (ii) the closing by the Company on any equity or debt transaction generating gross proceeds of at least $5,000,000.

3.	RIGHTS OF THE HOLDER

The Holder will not be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of the shares of the applicable class of Warrant Shares or any other securities of the Company which may at any time be issuable on the exercise of this Warrant for any purpose, nor will anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of shares, reclassification of shares, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant will have been exercised and the shares of the applicable class of Warrant Shares purchasable upon the exercise hereof will have become deliverable, as provided herein. Upon the exercise of this Warrant, the Holder will be entitled to receive the same rights on the Warrant Shares as will then be in effect with respect to the holders of such class of shares of the Company.

4.	TERM AND TERMINATION

This Warrant may be exercised, subject to the terms and conditions hereof, during the period commencing on Initial Exercise Date and terminating upon the the Termination Date. For the avoidance of any doubt, the Company shall not be required to provide the Holder with a reminder or prior notice with respect to the Termination Date. The above period shall be referred to hereinafter as the “Warrant Period.” Notwithstanding anything to the contrary, this Warrant and all the rights conferred hereby shall terminate and expire at the aforementioned time on the last day of the Warrant Period, unless the Warrant was previously exercised.

5.	MISCELLANEOUS

5.1 Loss, Theft, Destruction or Mutilation of Warrant. If this Warrant will be lost, stolen, destroyed, or mutilated, the Company will execute and deliver to the Holder a replacement warrant of like date, tenor, and denomination upon receipt by the Company of (a) evidence satisfactory to the Company of the occurrence of such event; (b) reimbursement of the Company’s reasonably incidental expenses; and (c) (i) in the event of mutilation, upon surrender and cancellation of this Warrant; or (ii) in the event of loss, theft, or destruction of this Warrant, of indemnity reasonably satisfactory to the Company.

5.2 Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

5.3 Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

5.4 Entire Agreement; Amendment. This Warrant sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. All section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Warrant. No modification or amendment of this Warrant will be valid unless executed in writing by the Company and the Holder.

5.5 Waiver. No failure or delay on the part of any of the parties in exercising any right, power or privilege hereunder and/or under any applicable laws or the exercise of such right or power in a manner inconsistent with the provisions of this Warrant or applicable law shall operate as a waiver thereof. Any waiver must be evidenced in writing signed by the party against whom the waiver is sought to be enforced.

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5.6 Successors and Assigns; Assignment. Except as otherwise expressly limited herein, this Warrant shall inure to the benefit of, be binding upon, and be enforceable by the Holder and its respective successors, and administrators and is otherwise non-transferable without the prior consent of the Company. The Holder represents and warrants to the Company that this Warrant and the Warrant Shares, if and when purchased by the Holder, are for the Holder's own account and for investment purposes only and not with a view for resale or transfer and that all the rights pertaining to the Warrant or the Warrant Shares, by law or equity, shall be purchased and possessed by the Holder for the Holder exclusively.

5.7 Governing Law. This Warrant shall be exclusively governed and construed in accordance with the laws of the State of New York, without regard to conflicts of laws provisions thereof. The parties hereto agree to submit to the exclusive jurisdiction of the courts of New York with respect to the breach or interpretation of this Warrant or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Warrant.

5.8 Notices. All notices and other communications required or permitted hereunder to be given to a party shall be in writing. All notices shall be given by registered mail (postage prepaid), by facsimile or email or otherwise delivered by hand or by messenger to the parties' respective addresses as set forth herein and as shall be designated by notice from time to time. Any notice sent in accordance with this Section shall be deemed received upon the earlier of: (i) if sent by facsimile or email, upon transmission and confirmation of transmission or (if transmitted and received on a non-business day) on the first business day following transmission and electronic confirmation of transmission; (ii) if sent by registered mail, upon 3 (three) days of mailing; (iii) if sent be messenger, upon delivery; and (iv) the actual receipt thereof.

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[Signature Page to Warrant]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:	July 28, 2016	IMMUNE PHARMACEUTICALS INC.

		By:	/s/ John C. Militello
Name: John C. Militello
Title: VP of Finance, Controller & Chief Accounting Officer

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Schedule A

NOTICE OF EXERCISE

Date: ____________

To: Immune Pharmaceuticals Inc. (the “Company”)

(1) The undersigned hereby elects irrevocably to exercise and to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

or by physical delivery of a certificate to:

_______________________________

(3) The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

(4) The undersigned agrees and acknowledges that the calculation set forth above is subject to confirmation by the Company and any disagreement with respect to the calculation shall be resolved by the Company in its sole discretion.

Please issue the Warrant Shares as to which this Warrant is exercised in accordance with the instructions given above and, if applicable, a new Warrant representing the number of Warrant Shares for which this Warrant has not been exercised.

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________

Name of Authorized Signatory: ___________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________

Date: ________________________________________________________________________________________

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